                                                                  EXHIBIT (23)-1

                              OHIO EDISON COMPANY

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 8, 1996, included or incorporated by reference in Ohio Edison Company's Annual Report on Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.

                                            /s/ ARTHUR ANDERSEN LLP

                                            ARTHUR ANDERSEN LLP

Cleveland, Ohio
February 3, 1997